East End Mutual Funds, Inc. - Capital Appreciation Series
                       NOTES TO FINANCIAL STATEMENTS
                               December 31, 1998

       1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
              Organization: East End Mutual Funds, Inc. - Capital Appreciation Series (the "Fund") is a series of East End Mutual Funds, Inc. (the "Company"), a Maryland Corporation, is a diversified, open end management investment company registered under the Investment Company Act of 1940, as amended.

             The following is a summary of significant accounting policies followed by the Fund.

             Security Valuation: Securities are valued at the last reported sales price or in the case of securities where there is no reported last sale, the closing bid price. Securities for which market quotations are not readily available are valued at their fair values as determined in good faith by or under the supervision of the Company's Board of Directors in accordance with methods which have been authorized by the Board. Short term debt obligations with maturities of 60 days or less are valued at amortized cost which approximates market value.

             Securities Transactions and Investment Income: Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is determined on the accrual basis. Discount on fixed income securities is amortized.

             Dividends and Distributions to Shareholders: The Fund records all dividends and distributions payable to shareholders on the ex-dividend date.

           Federal Income Taxes: It is the Fund's intention to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes will be required in the financial statements.

           Deferred Organization Expenses: East End Investment Manage-ment Company (the "Manager") has paid the deferred organization expenses of the Fund. The deferred organization expenses will be amortized over a period not exceeding five years once the Fund has the ability to amortize the expenses and not exceed the most restrictive annual expense limitation (see Note 2). The
       Manager  will  be  repaid  at  the  rate  in  which  the deferred organization expenses are amortized. In the event that the Manager (or any subsequent holder) redeems any of its original


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           East End Mutual Funds, Inc. - Capital Appreciation Series

                       NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1998

       shares prior to the end of the five-year period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro-rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that the Fund is liquidated prior to the end of the five-year period, the Manager (or any subsequent holder) shall bear the unamortized deferred organization expenses.


       2.   MANAGEMENT FEE AND TRANSACTIONS WITH AFFILIATES

             Under the terms of the investment management agreement, the Manager has agreed to provide the Fund investment management services and be responsible for the day to day operations of the Fund. The Manager will receive a fee, payable monthly, for the performance of its services at an annual rate of 1% on the first $500 million of average daily net assets, .75% in excess of $500 million of average daily net assets. The fee will be accrued daily and paid monthly. A management fee of $1,143 was accrued and paid for the six month period ending December 31, 1998.

             In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares, the fees payable to the Manager will be deferred to the extent of such excess, and the Manager may voluntarily advance money for expenses in order to keep the Fund's annual expenses at or below the maximum allowable amount. The most restrictive annual expense limitation is 2.5% of the first $30 million of average daily net assets, 2.0% of the next $75 million, and 1.5% of the remaining average daily net assets. The manager reimbursed the Fund and deferred fees and expenses totalling $ 0 or the six month period ending December 31, 1998.

             Any deferrals or advances made by the Manager will be subject to recoupment by the Manager and reimbursement by the Fund within the following three fiscal years, provided the Fund is able to effect such reimbursement and remain in compliance with applicable state expense limitations and further provided, that such payment would not adversely impact the Fund's tax status or otherwise have an adverse tax impact on the Fund or its shareholders. The Fund is contingently liable to the Manager subject to such recoupment in the amount of $ 0 for the six month period ending December 31, 1998.



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           East End Mutual Funds, Inc. - Capital Appreciation Series

                       NOTES TO FINANCIAL STATEMENTS (Continued)
                               December 31, 1998


              The Manager will also provide transfer agency, and portfolio pricing services to the Fund. Under the terms of the Transfer Agency and Service Agreement, the Manager will charge a minimum annual fee of $15,000 to the Fund. The terms of the Portfolio Pricing Agreement provide for an annual fee of
       $12,000. In addition, the Manager will also provide administrative services, accounting services, financial reporting services, tax accounting services and compliance control services. The Manager will charge a minimum annual fee of $38,000 for these additional services. The Manager did not charge the Fund for any of the above services for the six month period ending December 31, 1998.

             The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan provides that the Fund may finance activities which are primarily intended to result in the sale of the Fund's shares. The Fund may incur distribution expenses of up to 0.50% of average daily net assets. A distribution fee of $ 0 was accrued but none paid for the six month period ending December 31, 1998.

             Certain officers and directors of the Fund are officers and directors of the Manager.


       3.   INVESTMENT TRANSACTIONS

             Purchases and sales of investment securities (excluding short-term securities) for the period July 1,1998 to December
       31,1998 were $   0    and  $  0    respectively.

       As of December 31,1998 net realized appreciation for Federal income tax purposes aggregated was none. Unrealized depreciation of $ 31,105 and unrealized appreciation $40,141. Cost of investments on December 31, 1998 for Federal income tax purposes was $195,262.










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